UNIVEST
BANKING | INSURANCE | INVESTMENTS

Sandler O'Neill
Philadelphia Bank Day
June 21, 2016

Safe Harbor Statement

Cautionary Note Regarding Forward-Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "believe, "anticipate," "expect," "intend," "plan," "goal," "target," "project" "may," "should" and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following, as well as the risk factors described in Item 1A, "Risk Factors" in our Form 10-K for the year ended December 31, 2015:

- Operating, legal and regulatory risks
- Economic, political and competitive forces impacting various lines of business
- Volatility in interest rates
- Other risks and uncertainties, including those occurring in the U.S. and world financial systems
- The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Univest Company Overview

Overview

- Headquartered in Souderton, Pennsylvania
- Bank founded in 1876, holding company formed in 1973
- Engaged in financial services business, providing full range of banking, insurance and wealth management services
  - Comprehensive financial solutions delivered locally
- Serving nine counties in the Southeastern region of Pennsylvania
- Customer base primarily consists of residents, businesses and nonprofit organizations
- Signed definitive merger agreement with Fox Chase Bancorp in December 2015, which is expected to close in 3Q16

	Univest	Fox Chase	Pro-Forma 3/31/16[1]
Assets ($MM)	2,825	1,132	3,924
Total Loans ($MM)	2,167	777	2,943
Total Deposits ($MM)	2,334	816	3,151
ROAA[2]	1.07%	0.91%	> 1.10%
ROATCE[2]	12.63%	5.79%	> 13.75%
NPA+90/Assets	0.86%	1.03%	< 1.0%
Number of Branches[3]	30	10	40

[1] *Balance sheet data pro forma March 31, 2016, operating ratios based on projected 2017 results*
[2] *Adjusted for one-time merger charges*
[3] *Combined branch numbers do not include potential branch consolidations / closures*

Univest Financial Center Locations


Univest
Fox Chase
New Jersey Branches

FDIC Market Share & Primary Service Map

FDIC Market Share (July 1, 2014 – June 30, 2015)

Market	Market Rank	# of Branches	Deposits	Share %
Montgomery County	6th	17*	$1.4B	5.47%
Bucks County	12th	15**	$526M	3.17%
Philadelphia County	12th	3***	$355M	0.70%

* Closed 3 branches September 2015
** Closed 3 branches September 2015
*** Added 3 branches (Valley Green Bank acquisition 1/1/2015)

Services 9 Counties in Southeastern PA


Northampton
Lehigh
Berks
Bucks
Montgomery
Lancaster
Chester
Delaware
Philadelphia

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BANKING | INSURANCE | INVESTMENTS
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Fox Chase Acquisition Transaction Highlights

Strategic Rationale	▪ **Creates the largest super-community bank franchise in the attractive Bucks, Montgomery and Philadelphia Counties,** and the 9th largest Pennsylvania headquartered bank by deposits ▪ Strengthens commercial lending division with an experienced **middle market lending team** and provides natural synergies ▪ Strengthens retail presence and provides a broader platform to cross-sell non-banking services – Univest has **4th highest fee income / revenue ratio** for Pennsylvania headquartered banks ▪ Quantified, low-risk transaction – superior asset quality and substantial due diligence completed ▪ **Like-minded institutions** with compatible customer centric philosophies and devotion to local community
Financial Impact	▪ Highly accretive to EPS – 2017 EPS accretion of **~7%** ▪ Manageable TBV dilution earned back in less than 5 years ▪ Internal rate of return of **~16%** ▪ Revenue enhancements **not** modeled, but opportunities exist in insurance, mortgage banking and wealth management ▪ Pro forma capital ratios remain well in excess of Basel III guidelines post-close ▪ Improved liquidity due to increase in market capitalization and opportunity for significant multiple expansion creating value for both companies' shareholders

Fox Chase Acquisition Enhances Market Scale

- **Fox Chase acquisition enhances scale, and will create the 9th largest bank headquartered in Pennsylvania by deposits**

Pennsylvania

	Institution (ST)	2015 Branches	2015 Deposits ($MM)	2015 Market Share (%)
1	PNC Financial Services Group (PA)	452	83,061	23.3
2	Wells Fargo & Co. (CA)	278	35,381	9.9
3	Citizens Financial Group Inc. (RI)	362	28,211	7.9
4	Bank of New York Mellon Corp. (NY)	11	18,870	5.3
5	BB&T Corp. (NC)	290	16,389	4.6
6	F.N.B. Corp. (PA)	277	13,636	3.8
7	Banco Santander	159	13,598	3.8
8	Toronto-Dominion Bank	97	12,468	3.5
9	Bank of America Corp. (NC)	64	11,728	3.3
10	M&T Bank Corp. (NY)	195	10,410	2.9
11	Fulton Financial Corp. (PA)	127	8,369	2.4
12	KeyCorp (OH)	124	5,798	1.6
13	Northwest Bancshares, Inc. (PA)	135	5,093	1.4
14	S&T Bancorp Inc. (PA)	64	4,868	1.4
15	First Commonwealth Financial (PA)	106	4,224	1.2
16	Customers Bancorp Inc (PA)	13	4,025	1.1
17	Dollar Bank FSB (PA)	38	3,851	1.1
18	Huntington Bancshares Inc. (OH)	51	3,245	0.9
	Pro Forma Company	**45**	**2,947**	**0.8**
19	Beneficial Bancorp Inc (PA)	48	2,925	0.8
20	TriState Capital Holdings Inc. (PA)	2	2,557	0.7
21	**Univest Corp. of Pennsylvania (PA)**	**38**	**2,275**	**0.6**
54	**Fox Chase Bancorp Inc. (PA)**	**7**	**672**	**0.2**

Philadelphia, Montgomery & Bucks Counties

	Institution (ST)	2015 Branches	2015 Deposits ($MM)	2015 Market Share (%)
1	Wells Fargo & Co. (CA)	113	21,270	22.8
2	Citizens Financial Group Inc. (RI)	115	12,323	13.2
3	PNC Financial Services Group (PA)	77	11,964	12.8
4	Bank of America Corp. (NC)	41	9,464	10.1
5	Toronto-Dominion Bank	65	8,564	9.2
6	Banco Santander	43	5,184	5.6
	Pro Forma Company	**40**	**2,937**	**3.1**
7	BB&T Corp. (NC)	54	2,765	3.0
8	Beneficial Bancorp Inc (PA)	36	2,294	2.5
9	**Univest Corp. of Pennsylvania (PA)**	**37**	**2,275**	**2.4**
10	Firstrust SB (PA)	18	1,738	1.9
11	Bryn Mawr Bank Corp. (PA)	11	1,344	1.4
12	Penn Community Mutual Holdings (PA)	23	1,267	1.4
13	HSBC Holdings	2	1,043	1.1
14	M&T Bank Corp. (NY)	8	871	0.9
15	F.N.B. Corp. (PA)	17	737	0.8
16	Republic First Bancorp Inc. (PA)	11	691	0.7
17	**Fox Chase Bancorp Inc. (PA)**	**6**	**662**	**0.7**
18	QNB Corp. (PA)	8	582	0.6

Source: SNL Financial; Deposit data as of June 30, 2015; Branches include LPOs and other office locations

Senior Leadership Team

Senior Leadership Team			
Name	Age	Tenure (yrs.)	Title
Jeffrey M. Schweitzer	43	8	President and CEO, Univest Corporation of PA
Michael S. Keim	48	7	President, Univest Bank and Trust Co. and acting Chief Financial Officer
Duane J. Brobst	63	22	Senior Executive Vice President, Chief Risk Officer
Hugh W. Connelly	51	9	President, Small Business Lending and Univest Capital, Inc.
Ronald R. Flaherty	49	13	President, Univest Insurance, Inc.
Jay R. Goldstein	53	10	President, Commercial Banking, Southern Division
Edward D. Hughes	54	7	President, Mortgage Banking
Philip C. Jackson	66	10	President, Commercial Banking, Northern Division
Kevin B. Norris	57	19	President, Wealth Management and Univest Investments, Inc.
Louis P. Spinelli	65	5	President, Consumer Banking
Eric W. Conner	45	9	Executive Vice President and Chief Technology Officer
M. Theresa Schwartzer	45	12	Executive Vice President and Director of Human Resources
Annette D. Szygiel	53	12	Executive Vice President and Chief Experience Officer

UVSP Segment / Business Line Overview

Commercial Banking & Wealth Management

Commercial Banking

- 49 Relationship Managers operating in three divisions established by geography
  - Northern Division: Bucks and Montgomery counties and the Lehigh Valley
  - Southern Division: Chester, Delaware and Philadelphia counties
  - Western Division: Berks and Lancaster counties
- Average outstanding loan size
  - Commercial real estate - $410,000
  - C&I - $162,000
  - Tax-exempt - $2,365,000
- Commercial customer base provides large opportunity for cross-sell of insurance and wealth management products and services

Commercial Loan Detail as of 3/31/16



Tax-exempt 15%
Commercial Real Estate 58%
*includes $218.3 million of Residential Real Estate secured for Business Purposes
C&I 27%

Wealth Management

- Comprehensive wealth management platform including broker / dealer, municipal pension services, registered investment advisor, retirement plan services and trust
- Organic growth supplemented by acquisition
  - Trust powers obtained in 1928
  - Broker / Dealer acquired in 1999
  - Municipal pension operation acquired in 2008
  - Registered investment advisor, Girard Partners, acquired in January 2014
    - Operates as Girard Partners, a Univest Wealth Management firm
    - Platform for subsequent fold in acquisitions
- $3.1 billion in assets under management / supervision at March 31, 2016

Assets Under Management



RIA
Broker/Dealer
Trust
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
2016
December 31
Mar 31

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BANKING | INSURANCE | INVESTMENTS
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Mortgage Banking, Univest Capital & Insurance

Mortgage Banking

- Primarily agency lender: FNMA, FHLMC, FHA and VA
- 31 home loan consultants operating in Bucks, Chester and Montgomery counties and the Lehigh Valley
- $873 million in loans serviced for others as of March 31, 2016



Residential MortgageFundings
$400,000
$300,000
$200,000
$100,000
$-
$'s (000)
$6,000
$5,000
$4,000
$3,000
$2,000
MSR Asset Value ($'s 000)
2010 2011 2012 2013 2014 2015
December 31
Agency
Correspondent
Portfolio
MSR Asset

Univest Capital, Inc.

- Equipment financing business with $126 million in outstandings as of March 31, 2016
  - Average originated lease size $27,000, typically with three year term
- Primary industries served: health care, education, automotive, golf and energy
- Manage residual risk by primarily using $1 buyout leases



Lease Financing
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$'s (000)
12%
10%
8%
6%
4%
2%
0%
2010 2011 2012 2013 2014 2015 2016
December 31
Mar 31
Commercial
Government
Purchased
Yield (RHS)

Insurance

- Independent insurance agency with more than 60 carrier relationships
- Full service agency providing commercial and personal lines, employee benefits and HR consulting solutions
- Built via a series of eight acquisitions beginning in 2000. Acquisition of Sterner Insurance in July 2014 provided presence in Lehigh Valley
- Written premium of $151 million as of March 31, 2016



Written Premiums
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$-
$'s (000)
2010 2011 2012 2013 2014 2015 2016
December 31
Mar 31
Commercial
Personal
Employee Benefits

Financial Centers

- 30 Financial service centers located in Bucks, Montgomery and Philadelphia counties; also operating 12 retirement centers in Bucks and Montgomery counties
- Proactively addressed continued reduction in transactional volume by closing six financial centers in September 2015
  - Four of six centers were within 2 miles of other financial centers
  - Opened new financial center in Fairmount section of Philadelphia (Q2 2016) with plans to open financial center in Lehigh Valley (2nd half of 2016) to supplement existing LPO
- New financial center staffed by personal bankers, providing consultative services augmented by technology
- Testing appointment banking with early signs of success
- New model opened in Newtown (Q1 2015) and Collegeville (Q3 2015)
- Growth strategy focused on obtaining consumer business from commercial customers and their employee base

UVSP Investment Highlights

- ✓ **Diversified financial services company with primary reporting segments of banking, insurance and wealth management**
  - Began diversifying from "only" a bank to financial services company more than 15 years ago, to manage cyclicality with increased fee income and to offset margin compression in core banking business
  - Bank vs. diversified business income mix targeted at 60% bank / 40% diversified businesses
    - 2014 income mix was near target, however, post Valley Green Bank and Fox Chase Bank mergers, mix will be ~70% / 30%
  - UVSP will continue to grow the bank, while growing diversified businesses faster
    - Bank provides customer base to cross-sell
- ✓ **Experienced management team and Board of Directors**
- ✓ **Attractive geographic footprint and market opportunity**
  - Super–community bank; one of four largest community focused financial institutions headquartered in the market
  - Operates in nine Pennsylvania counties: Berks, Bucks, Chester, Delaware, Lancaster, Lehigh, Northampton, Montgomery, and Philadelphia
  - #6 market share in Montgomery County, and #12 in Bucks and Philadelphia counties
- ✓ **Proven operating results; holding company profitable in all years of existence with profits every quarter since 1984**
  - ROA >1.00% in 2014 & 2015[1]
  - Current trading levels are 12.9x 2016 projected EPS and 11.0x 2017 projected EPS[2]
- ✓ **Disciplined and experienced M&A targeting and integration, successfully acquiring and integrating five transactions in the last five years; building franchise value across diverse set of businesses**
  - Announced definitive merger agreement with Fox Chase Bancorp on December 8, 2015; transaction close targeted for 3Q16
- ✓ **Solid and improving asset quality due to strong credit culture and experienced lending teams**
- ✓ **Attractive dividend yield of ~ 4.0%**

[1] Excluding integration, acquisition related and restructuring charges
[2] Based on price of $20.25 (as of Friday June 10, 2016) and KBW Analyst projection of EPS of $1.57 in 2016 and $1.84 in 2017 (as of April 28, 2016)

Summary Financial Highlights

Summary Financial Highlights

Assets & ROAA



$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
1.40%
1.30%
1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
ROAA
2010
2011
2012
2013
2014
2015
TOTAL ASSETS
FXCB
ROAA
ROAA Pro Forma FXCB

Net Income & EPS



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$'s (000)
$1.55
$1.35
$1.15
$0.95
$0.75
EPS
2010
2011
2012
2013
2014
2015
NET INCOME
FXCB
EPS
EPS Pro Forma FXCB

Note: 2014 and 2015 ROAA and EPS exclude integration and acquisition-related cost and restructuring charges | pro-forma impacts are estimates and exclude projected cost saves

Summary Financial Highlights

Revenue



$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$-
$'s (000)
4.20%
4.00%
3.80%
3.60%
3.40%
3.20%
3.00%
Net Interst Margin %
% of Rev
32%
32%
36%
39%
40%
36%
30%
2010
2011
2012
2013
2014
2015
2015 PF FXCB
Non-Interest Income
Net Interest Income
Net Interest Margin

Non-interest Expense



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$'s (000)
70.00%
65.00%
60.00%
55.00%
50.00%
Efficiency Ratio
2010
2011
2012
2013
2014
2015
2015 PF FXCB
Compensation
Occupancy
Equipment
Other
Efficiency Ratio

2015 Revenue by Business Unit (Pro-Forma FXCB)



Mortgage, 8.5%
Wealth, 10.8%
Insurance, 8.0%
Capital, 4.0%
Bank, 68.7%

Note: 2014 and 2015 efficiency ratio excludes integration and acquisition-related cost and restructuring charges

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Balance Sheet Summary & Credit Overview

Balance Sheet Summary


Assets
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
Mar-16
Mar-16 PF FXCB
December 31
Net Loans
Investments
Other Assets
Cash


Liabilities
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$'s (000)
2010
2011
2012
2013
2014
2015
Mar-16
Mar-16 PF FXCB
December 31
Interest-bearing Deposits
Borrowings
Noninterest-bearing Deposits
Other Liabilities

Loans and Leases and Deposits

- Approximately 80% of loans and leases consist of C&I, commercial, construction and equipment financing
- Diverse loan profile with average earning yield of 4.48% (Univest 4.52%; Fox Chase 4.37%)
- Net loan balance outstanding for quarter ended March 31, 2016 \$3.0 billion (Univest \$2.2 billion; Fox Chase \$0.8 billion)

Loans & Leases by Category (3/31/16)[1]



Loans to Individuals, 1%
Lease Financings, 4%
Commercial, financial and agricultural, 24%
Real Estate - Residential, 15%
*includes Residential for Business Purposes
Commercial Real Estate, 56%

- Approximately 80% of deposits are in core deposits
- Low cost funding with average rate of 0.30% (Univest 0.26%; Fox Chase 0.42%)[2]
- Focused on continued growth in demand deposits with emphasis on web and mobile convenience features

Deposits by Category (3/31/16)[1]



Time Deposits, 20%
DD, Noninterest-Bearing, 25%
Regular Savings, 28%
DD, Interest-Bearing, 27%

[1]Pro-forma Fox Chase
[2]Includes non interest bearing deposits

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Investment Portfolio

Key Takeaways

- Investment portfolio managed internally in conjunction with our ALCO process to mitigate liquidity and interest rate risk
- Managed under conservative investment policy focused on quality instruments with portfolio and Tier I capital concentration limits
- Book yield of 3.08% with a weighted average life of 4.85 years and effective duration of 2.34 years
- Fox Chase portfolio is primarily comprised of mortgage backed securities, adding further diversification
- Municipals are geographically concentrated in PA (77%), with next largest state comprising <4%
- Corporate and municipal portfolio consists of high quality credits; minimum rating of A- (S&P) or A3 (Moody's) at purchase

UVSP Investment Portfolio as of 3/31/16


US Agencies
21%
MBS/CMO
4%
Money
Market
5%
Equities
0%
Corporates
39%
Municipals
31%

Loan Concentrations and Largest Exposures @ 3/31/16

Commercial Real Estate and Residential Real Estate Secured for Business Purposes
$1,192 MM | Avg Loan Size $410k | Original Weighted LTV[1] 51%

Rank	Account	Risk Rating	Exposure ('000s)	Geography
1	Retail and offices	Pass	$ 25,110	Lehigh Valley
2	Retail car dealerships	Pass	$ 24,131	Southeastern PA
3	Heavy construction/quarry	Pre-Watch	$ 23,473	Southeastern PA
4	Retirement community	Pass	$ 23,110	Southeastern PA
5	Retirement community	Pre-Watch	$ 21,930	Southeastern PA
6	Medical offices	Pass	$ 21,423	Southeastern PA
7	Retail car dealerships	Pass	$ 19,238	Southeastern PA
8	Real Estate Development	Pass	$ 18,751	Southeastern PA
9	Retirement community	Special Mention	$ 17,382	Lehigh Valley
10	Industrial/Warehouse	Pass	$ 16,575	Southeastern PA

Commercial & Industrial
$507 MM | Avg Loan Size $162k

Rank	Account	Risk Rating	Exposure ('000s)	Geography
1	Manufacturer	Pass	$ 30,042	Southeastern PA
2	Manufacturer	Pass	$ 28,733	Southeastern PA
3	Heavy construction/Quarry	Pre-Watch	$ 26,305	Southeastern PA
4	School District	ACH	$ 25,000	Southeastern PA
5	Hospital	Pass	$ 22,698	Southeastern PA
6	Trucking	Pass	$ 19,958	Southeastern PA
7	University	Pre-Watch	$ 19,934	Southeastern PA
8	Wholesale	Pass	$ 15,826	Southeastern PA
9	High net worth indiv / Car dealerships	Pass	$ 15,803	Southeastern PA
10	Wholesale	Pass	$ 14,792	Southeastern PA

Equipment Finance
$126 MM[2] | Avg Outstanding Balance per Account $22k

Rank	Account	Risk Rating	Net Book Value	Geography
1	Merchandising Machine Operations	N/A	$2,953,724	Michigan
2	Municipality	N/A	$1,820,044	Tennessee
3	School District	N/A	$1,187,550	New Jersey
4	School District	N/A	$ 799,324	New Jersey
5	Municipality	N/A	$ 789,153	New Jersey
6	School District	N/A	$ 774,658	New Jersey
7	School District	N/A	$ 690,998	New Jersey
8	School District	N/A	$ 632,065	New Jersey
9	School District	N/A	$ 630,985	New Jersey
10	School District	N/A	$ 630,834	New Jersey

Consumer Loans
$358 MM[3] | Avg Loan Size $193k (Res Mtg) / $38k (HE) / $10k (Cons) / Orig WLTV[4] 52%

Rank	Account	Risk Rating	Exposure	Geography
1	1st Lien Residential Mortgage	N/A	$3,431,467	Pennsylvania
2	1st Lien Residential Mortgage	N/A	$3,342,310	Pennsylvania
3	1st Lien Residential Mortgage	N/A	$2,268,314	Delaware
4	1st Lien Residential Mortgage	N/A	$1,944,958	New Jersey
5	1st Lien Residential Mortgage	N/A	$1,769,708	Pennsylvania
6	1st Lien Residential Mortgage	N/A	$1,326,028	Pennsylvania
7	1st Lien Residential Mortgage	N/A	$1,325,974	Pennsylvania
8	1st Lien Residential Mortgage	N/A	$1,180,000	Pennsylvania
9	1st Lien Residential Mortgage	N/A	$1,160,625	Pennsylvania
10	1st Lien Residential Mortgage	N/A	$1,120,425	Pennsylvania

[1] Current WAVG LTV is calculated on loans that had an appraised value noted on the system
[2] Aggregate balance with individual customers
[3] Includes residential mortgages, home equity lines/loans and unsecured lines/loans
[4] Residential mortgage current weighted LTV

Credit Quality



Nonperforming Assets
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$'s (000)
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Net Charge-offs / Average Loans and Leases
2010 2011 2012 2013 2014 2015 Mar-16
December 31
Non-performing Assets
NPA FXCB
Ratio of NCO to avg loans and leases
Ratio PF FC



Non-Accrual Loans and Leases
$50,000
$40,000
$30,000
$20,000
$10,000
$'s (000)
200%
150%
100%
50%
0%
ALLL / non-accrual Loans and Leases
2010 2011 2012 2013 2014 2015 Mar-16
December 31
Non-accrual Loans and Leases
Non-accr FXCB
ALLL / non-accrual loans and leases
ALLL ratio PF FC

Credit Infrastructure

Approval Process

- Experienced credit team
- Conservative credit culture
- Centralized credit approval process
    - Low levels of authority in the field
- Rigorous underwriting and disciplined committee approval required

Risk Management Process

Line of Business	Credit
Owns Borrower Relationship	Owns Borrower Risk
Business/Industry Expertise or Analysis	Portfolio Risk Assessment
Risk Assessment/Analysis	Credit Risk Structure
Underwriting Process	Approval Sign-off
Transaction Structure	Independent Loan Review
Negotiations	
Term Sheet	
Semi-Annual Lender Customer Reviews	

Shared Approval Process

Credit Overview

- Limited single signature lending authority. Joint signature up to $3.0MM, then management level loan committee for the largest exposures (>$3.0MM).
  - Itemized report of all approvals > $500k to monthly Policy Committee
- Credit Officer involvement in all relationships > $1.0MM, exceptions to Policy Committee.
- Generally, lending is limited to market footprint and contiguous counties
- Management of risk appetite through quarterly reporting to Policy Committee
  - In-House commercial concentration levels vs. policy limits, out of market lending report, largest commercial borrowers, regulatory concentrations vs. risk based capital, CRE regulatory guidance report
- CRE portfolio trends and market analysis, with stress testing, presented annually to Loan Policy Committee, meeting regulatory expectations for portfolio stress testing
- Independent departments for appraisal and environmental report ordering and management, construction loan disbursement and monitoring, asset based loan monitoring, and loan grading risk assessments.

Capital and Liquidity

UVSP Maintains Robust Capital and Liquidity

Tier 1 Common


12.98%
13.11%
13.21%
12.63%
11.79%
10.65%
10.22%
2010
2011
2012
2013
2014
2015
Mar-16
December 31
PF FXCB

Total RBC


15.47%
15.56%
15.62%
13.90%
12.91%
13.35%
12.16%
2010
2011
2012
2013
2014
2015
Mar-16
December 31
PF FXCB

Tier 1 Capital


14.17%
14.29%
14.35%
12.63%
11.79%
10.65%
10.22%
2010
2011
2012
2013
2014
2015
Mar-16
December 31
PF FXCB

Holding Company Liquidity

- Sources of Holding Company cash include:
  - Management fees paid by subsidiaries
  - $10 million line of credit with third party financial institution
- Holding Company Interest Expense
  - Holding company has $50MM 5.10% subordinated debt, that was issued on 3/30/2015

2015 Capital Ratios reflect adoption of Basel III and $50 million subordinated debt issued on 3/30/15; March 31, 2016 data is pro-forma FXCB (UVSP standalone T1C: 10.81%, T1: 10.81%, TRBC: 13.47%)